UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2025

Uniti Group Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Riverfront Drive, Suite A Little Rock, Arkansas	72202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01  Regulation FD Disclosure

On June 9, 2025, Uniti Group Inc. (“Uniti,” the “Company,” “we,” “us,” or “our”) is providing the following information in a preliminary offering memorandum related to the offering of Notes (defined herein) described in Item 8.01 below.

Selected Pro Forma Financial Information as of and for the three months ended March 31, 2025

On May 3, 2024, we entered into an Agreement and Plan of Merger (as amended as of the date hereof, the “Merger Agreement”) with Windstream Holdings II, LLC (“Windstream”) providing for a combination of Uniti and Windstream such that, following a pre-closing reorganization of Windstream and the merger of Uniti into an entity formed in such reorganization (the “Merger”), both Uniti and Windstream will be indirect wholly owned subsidiaries of a recently formed company that in the reorganization will become the parent company of Windstream (“New Uniti”).

The selected unaudited pro forma condensed combined financial information below presents the pro forma effects of (i) the Merger, (ii) the other transactions contemplated by the Merger Agreement and (iii) Uniti’s assumed draw of $220.0 million on its revolving credit facility to fund a portion of the Merger Cash Consideration (collectively, the “Transactions”). The selected unaudited pro forma condensed combined financial information presented below does not give effect to the offering of the Notes or the Redemption (defined herein). The pro forma information as of and for the period ended March 31, 2025 has not been prepared in compliance with the requirements set forth in Article 11 of Regulation S-X and may not be directly comparable with the previously disclosed pro forma information as of and for the period ended December 31, 2024.

The selected unaudited pro forma condensed combined balance sheet information presented herein as of March 31, 2025 combines selected unaudited balance sheet information of Uniti and selected unaudited balance sheet information of Windstream on a pro forma basis as if the Transactions had been consummated on March 31, 2025. The selected unaudited pro forma condensed combined statement of income information for the three months ended March 31, 2025 give effect to the Transactions as if they had been consummated on January 1, 2024 and combines the selected unaudited historical income statement information of Uniti and Windstream for the three months ended March 31, 2025.

The selected unaudited pro forma condensed combined financial information presented below has been presented for illustrative purposes only and is not necessarily indicative of the financial position and results of operations that would have been achieved had the Transactions occurred on the dates indicated. Further, the selected unaudited pro forma condensed combined financial information presented below may not be useful in predicting the future financial condition and results of operations of the post-combination company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The selected unaudited pro forma adjustments applied in the preparation of the following information represent Uniti management’s estimates based on information available as of the date of the selected unaudited pro forma condensed combined financial information and is subject to change as additional information becomes available and analyses are performed.

For the three months ended March 31, 2025
(Thousands)
Total revenues	$977,327

Net income	$35,518
Interest expense, net	189,619
Depreciation and amortization	199,671
Income tax expense	20,567
EBITDA	$445,375

Total capital expenditures	$(270,960)

As of March 31, 2025
(Thousands)
Total assets	$11,270,623
Total debt	$8,931,404

Following the Merger

The following table sets forth New Uniti’s cash and cash equivalents and capitalization as of March 31, 2025:

•	on a pro forma basis as if the Merger had occurred on March 31, 2025; and

•	on a pro forma as adjusted basis to give effect to the issuance of the Notes and the Redemption.

	As of March 31, 2025
	Pro Forma	Pro Forma As Adjusted
	(thousands)
Cash and cash equivalents	$235,833	$294,833
Uniti Debt (1):
Senior secured credit facility:
Revolving loans (2)	220,000	220,000
Notes:
7.50% Convertible notes due 2027	306,500	306,500
4.750% Secured notes due 2028	570,000	570,000
10.50% Senior secured notes due 2028	2,775,000	2,275,000
6.50% Senior notes due 2029	1,110,000	1,110,000
6.00% Senior notes due 2030	700,000	700,000
% Senior notes due 2032 offered hereby	—	600,000
Windstream Debt:
Senior secured credit facility:
Revolving loans (3)	—	—
Term loans	500,000	500,000
Notes:
8.250% Senior first lien notes due 2031	2,200,000	2,200,000
Total debt (4)	$8,381,500	$8,481,500
Shareholders’ equity (deficit) (5)	233,797	233,797
Total capitalization	$ 8,615,297	$8,715,297

_____________________

(1)	Does not reflect $589.0 million aggregate principal amount of the ABS Notes, as such indebtedness has been incurred by bankruptcy-remote special purpose entities, each of which has been designated as an unrestricted subsidiary under the senior secured credit facility and the indentures governing the existing senior notes. The assets of the ABS Notes Parties will only be available for payment of the obligations arising under the ABS Notes and will not be available to pay any obligations or claims of the Company’s other creditors.

(2)	Assumes draw of $220.0 million to fund a portion of the Merger Cash Consideration. As of March 31, 2025, Uniti had $500.0 million available for borrowing under its revolving credit facility.

(3)	As of March 31, 2025, Windstream had $475.0 available for borrowing under its revolving credit facility.

(4)	Before unamortized discount, premium and debt issuance costs.

(5)	Does not reflect the impact of any debt extinguishment costs associated with the Redemption.

***

We refer to EBITDA, which is not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). While we believe that net income, as defined by GAAP, is the most appropriate earnings measure, we also believe that EBITDA is an important non-GAAP supplemental measure of operating performance. We define “EBITDA” as net income, as defined by GAAP, before interest expense, provision for income taxes and depreciation and amortization. We believe EBITDA is an important supplemental measure to net income because it provides additional information to evaluate our operating performance on an unleveraged basis. Since EBITDA is not a measure calculated in accordance with GAAP, it should not be considered as an alternative to net income determined in accordance with GAAP. Further, our computation of EBITDA may not be comparable to that reported by other REITs or companies that define EBITDA differently than we do.

The information contained in Item 7.01 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of Section 18 of the Exchange Act. The information in Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01  Other Events

Notes Offering and Partial Redemption of 10.50% Secured Notes due 2028

On June 9, 2025, Uniti issued a press release to announce an offering of $600 million aggregate principal amount of senior notes due 2032 (the “Notes”) by its subsidiaries, Uniti Group LP, Uniti Fiber Holdings Inc., Uniti Group Finance 2019 Inc. and CSL Capital, LLC (the “Issuers”). The Notes will be guaranteed on a senior unsecured basis by the Company and by each of the Company’s subsidiaries (other than the Issuers) that guarantees indebtedness under the Company’s senior secured credit facility and the Company’s existing notes (except initially those subsidiaries that require regulatory approval prior to guaranteeing the Notes).

The Issuers intend to use the net proceeds from the offering of the Notes to fund the partial redemption of $500 million aggregate principal amount of their outstanding 10.50% senior notes due 2028 (the “2028 secured notes”), including related premiums, fees and expenses in connection with the foregoing (the “Redemption”). The Issuers intend to redeem the 2028 secured notes on June 24, 2025 (the “Redemption Date”) at a redemption price determined in accordance with the indenture governing the 2028 secured notes plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date. The notice of redemption issued today for the 2028 secured notes is conditioned upon completion of one or more debt financings in an aggregate gross proceeds amount of at least $550 million. This Current Report on Form 8-K does not constitute a notice of redemption with respect to the 2028 secured notes. The Issuers intend to use any remaining net proceeds from the offering of the Notes for general corporate purposes.

The Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act or any applicable state securities laws. The Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act and outside the United States in compliance with Regulation S under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time. Those forward-looking statements include all statements that are not historical statements of fact, including those regarding the proposed offering of the Notes.

Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to the Company’s and Windstream’s ability to consummate our merger with Windstream on the expected terms or according to the anticipated timeline, the risk that our merger agreement with Windstream (the “Merger Agreement”) may be modified or terminated, that the conditions to our merger with Windstream may not be satisfied or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the effect of the announcement of our merger with Windstream on relationships with our customers, suppliers, vendors, employees and other stakeholders, our ability to attract employees and our operating results and the operating results of Windstream, the risk that the restrictive covenants in the Merger Agreement applicable to us and our business may limit our ability to take certain actions that would otherwise be necessary or advisable, the diversion of management’s time on issues related to our merger with Windstream, the risk that we fail to fully realize the potential benefits, tax benefits, expected synergies, efficiencies and cost savings from our merger with Windstream within the expected time period (if all all), legal proceedings that may be instituted against Uniti or Windstream following announcement of the merger, if the merger is completed, the risk associated with Windstream’s business, adverse impacts of inflation and higher interest rates on our employees, our business, the business of our customers and other business partners and the global financial markets, the ability and willingness of our customers to meet and/or perform their obligations under any contractual arrangements entered into with us, including master lease arrangements, the ability and willingness of our customers to renew their leases with us upon their expiration, our ability to reach agreement on the price of such renewal or ability to obtain a satisfactory renewal rent from an independent appraisal, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, the availability of and our ability to identify suitable acquisition opportunities and our ability to acquire and lease the respective properties on favorable terms or operate and integrate the acquired businesses, or to integrate our business with Windstream’s as a result of the merger, our ability to generate sufficient cash flows to service our outstanding indebtedness and fund our capital funding commitments, our ability to access debt and equity capital markets, the impact on our business or the business of our customers as a result of credit rating downgrades and fluctuating interest rates, our ability to retain our key management personnel, our ability to maintain our status as a real estate investment trust (a “REIT”), changes in the U.S. tax law and other federal, state or local laws, whether or not specific to REITs, covenants in our debt agreements that may limit our operational flexibility, the possibility that we may experience equipment failures, natural disasters, cyber-attacks or terrorist attacks for which our insurance may not provide adequate coverage, the risk that we fail to fully realize the potential benefits of or have difficulty in integrating the companies we acquire, other risks inherent in the communications industry and in the ownership of communications distribution systems, including potential liability relating to environmental matters and illiquidity of real estate investments; and additional factors described in our reports filed with the U.S. Securities and Exchange Commission.

Uniti expressly disclaims any obligation to release publicly any updates or revisions to any of the forward-looking statements set forth in this Current Report on Form 8-K to reflect any change in its expectations or any change in events, conditions or circumstances on which any statement is based.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release issued June 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2025	UNITI GROUP INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Executive Vice President - General Counsel and Secretary